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                                                                 EXHIBIT 10.117


                    SUPPLEMENT TO BACKUP SERVICING AGREEMENT


         This Supplement, dated as of September 1, 1999, by and among National Financial Auto Funding Trust ("Funding Trust"), National Auto Finance Company, Inc. ("NAFI", formerly National Auto Finance Company LP) and Harris Trust and Savings Bank ("Harris") (the "Supplement") to the Backup Servicing Agreement, dated as of March 31, 1998, by and among Funding Trust, NAFI and Harris (the "Agreement").

                               W I T N E S E T H:

         WHEREAS, Funding Trust, NAFI and Harris wish to supplement the Agreement in accordance with the terms of this Supplement;

         NOW THEREFORE, the parties hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, to the terms and conditions of the Agreement as amended by this Supplement.

         SECTION 1 Survival of the Agreement. Nothing contained herein or contained in the Agreement for Monitoring and Backup Servicing, dated as of the date hereof (the "LSE Agreement"), by and among NAFI, CSC Logic/MSA LLP d/b/a Loan Servicing Enterprise and Financial Security Assurance Inc. ("FSA"), shall terminate the Agreement. Except as explicitly provided herein, the terms of the Agreement shall continue to govern, and the rights and responsibilities of the parties under the Agreement shall survive the parties' entry into this Supplement and NAFI's entry into the LSE Agreement. Unless otherwise defined in this Agreement, all terms defined in the Sale and Servicing Agreement shall have the same meanings in this Agreement.

         SECTION 2 Suspension of Obligations.

         (a) Harris' duty to perform its duties as Backup Servicer under the Agreement and Harris' entitlement to collect payments for services under the Agreement, in each case arising after the date hereof, are hereby suspended from the date of the signing of this Supplement until such date, if any, as the parties to this Supplement are given written notice by the Controlling Party that the LSE Agreement has been terminated and that they are to resume performance under the Agreement thirty (30) days after Harris has received written notice of LSE's termination (the "Notice Date"). NAFI's duty to pay Harris for its performance of its duties as Backup Servicer incurred after the date hereof under the Agreement is hereby suspended from the date of the signing of this Supplement until the Notice Date. Harris and NAFI hereby agree that as of the date hereof no amounts are due and outstanding to Harris under the Agreement and no performance of duties under the Agreement are due and outstanding by Harris or NAFI. After the Notice Date, the provisions of this Supplement will terminate and the parties will resume their respective duties and obligations under the Agreement.


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         (b) FSA hereby agrees for the benefit of Harris as Backup Servicer pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1995, and the Pooling and Servicing Agreement, dated as of October 21, 1996, each among Funding Trust, NAFI, and Harris, as Trustee, and for the benefit of Harris as Standby Servicer pursuant to the Sale and Servicing Agreement, dated as of June 29, 1997, among Funding Trust, NAFI, Harris and the National Auto Finance 1997-1 Trust, the Sale and Servicing Agreement, dated as of December 15, 1997, among Funding Trust, NAFI, Harris, as Trust Collateral Agent and Backup Servicer, and the National Auto Finance 1998-1 Trust and the Sale and Servicing Agreement, dated as of September 1, 1999 among Funding Trust, NAFI, Harris as Trust Collateral Agent and Backup Servicer, and the National Auto Finance 1999-1 Trust (such agreements, the "Underlying Agreements"), that so long as the Notice Date has not occurred, the Controlling Party will not appoint Harris as successor servicer under the Underlying Agreements.

         SECTION 3 Limited Effect. Except as expressly set forth in this Supplement, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         SECTION 4 Counterparts. This Supplement may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


         SECTION 5. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.


         SECTION 6. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Chase Manhattan Bank Delaware, not individually or personally but solely as trustee of Funding Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Funding Trust is made and intended not as personal representations, undertakings and agreements by Chase Manhattan Bank Delaware, but is made and intended for the purpose of binding only Funding Trust and (c) under no circumstances shall Chase Manhattan Bank Delaware, be personally liable for the payment of any indebtedness or expenses of Funding Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Funding Trust under this Agreement or the other Transaction Documents.




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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                      HARRIS TRUST AND
                                      SAVINGS BANK

                                      By:   /s/ KIETH RICHARDSON
                                            -----------------------------------
                                      Name: Kieth Richardson
                                      Title: Assistant Vice President


                                      NATIONAL FINANCIAL AUTO
                                      FUNDING TRUST

                                      By:  CHASE MANHATTAN
                                           BANK DELAWARE, not in its
                                      individual capacity but solely as
                                      Owner Trustee


                                      By:   /s/ DENIS KELLY
                                            -----------------------------------
                                      Name: Denis Kelly
                                      Title: Assistant Vice President

                                      NATIONAL AUTO FINANCE
                                      COMPANY INC.


                                      By:   /s/ STEPHEN R. VETH
                                            -----------------------------------
                                      Name: Stephen R. Veth
                                      Title: Vice President, Secretary and
                                             General Counsel




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         ACKNOWLEDGED AND ACCEPTED:

         FINANCIAL SECURITY ASSURANCE INC.

         By:    /s/ AUTHORIZED SIGNATURE
                -----------------------------
         Name:
         Title:







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